EXHIBIT 10.4

CHARMING SHOPPES MASTER TRUST

SERIES 1999-2 PAYOFF AND RELEASE AGREEMENT

Dated as of October 25, 2009

among

SPIRIT OF AMERICA, INC.,

as Servicer

CHARMING SHOPPES RECEIVABLES CORP.,

as Seller and Class B Purchaser,

CLIPPER RECEIVABLES COMPANY, LLC,

as the Class A Purchaser,

STATE STREET BANK AND TRUST COMPANY (as successor to State Street Global Markets, LLC)

as Administrator for the Class A Purchaser

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

SERIES 1999-2 PAYOFF AND RELEASE AGREEMENT (the “Agreement”), dated as of October 25, 2009, among SPIRIT OF AMERICA, INC., as Servicer  (the “Servicer”), CHARMING SHOPPES RECEIVABLES CORP., as Seller and Class B Purchaser (in such capacities, the “Seller” or the “Class B Purchaser”), CLIPPER RECEIVABLES COMPANY, LLC, as the Class A Purchaser (the “Class A Purchaser”), STATE STREET BANK AND TRUST COMPANY (as successor to State Street Global Markets, LLC), as Administrator for the Class A Purchaser (the Administrator”) and U.S. BANK NATIONAL ASSOCIATION, as Trustee of the Charming Shoppes Master Trust (the “Trustee”).

WHEREAS, the Seller, the Servicer, the Class A Purchaser and the Administrator are parties to that certain Certificate Purchase Agreement, dated as of May 28, 1999 (as amended, the “Certificate Purchase Agreement”);

WHEREAS, the Servicer and the Trustee are parties to that Series 1999-2 Supplement, dated as of May 28, 1999 (as amended, the “Supplement”), to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 (as amended, the “PSA”).

WHEREAS, the Seller desires to cause the entire amount of the Class A Investor Interest to be prepaid in full; and

WHEREAS, the Class A Purchaser and the Administrator have consented to such prepayment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             DEFINITIONS

Capitalized terms used but not defined herein shall have the meanings given such terms in the Supplement (as defined herein).  For purposes of this Agreement, the following terms shall have the meanings given them below:

“Accounts Purchase Agreement” means the purchase agreement, dated as of August 12, 2009 among the Servicer, Spirit of America, Inc. and the Seller, as seller parties, and World Financial Network National Bank, as purchaser.

“Payoff Amount” means the sum of the following amounts: (i) the Investor Interest, plus (ii) accrued and unpaid interest on the Investor Interest through the Payoff Date, plus (iii) the accrued and unpaid Non-Use Fees and Class A Additional Amounts in respect of the Class A Investor Interest through the Payoff Date, plus (iv) $78,493.88, representing the present value of the Non-Use Fee from the date of this Agreement to the termination of the commitment under the Certificate Purchase Agreement.

“Payoff Date” means October 30, 2009 or such later date as is designated in writing to the parties hereto by the Servicer; provided, however, it is understood and agreed that (i) the Payoff Date shall not be a Distribution Date and (ii) the Payoff Date shall not occur prior to consummation of the transactions contemplated by the Accounts Purchase Agreement.

2.             THE PAYOFF AND TERMINATION

SECTION 2.1 Termination of Obligations.  Subject to the terms and conditions of this Agreement, each of the Trustee and the Class A Purchaser acknowledges and agrees that, following receipt by the Administrator of the Payoff Amount on the Payoff Date, (i) the Supplement, the Certificate Purchase Agreement and the Fee Letter shall be terminated and (ii) neither the Seller nor the Servicer shall have any further obligations with respect to the Supplement, the Certificate Purchase Agreement, the Fee Letter or the Series 1999-2 Certificates, except for obligations that, by the terms of the Certificate Purchase Agreement survive the termination thereof.

SECTION 2.2 Waiver; Calculation of Payoff Amount; True-Up.

(a) The parties hereto agree to waive the refinancing provisions of Section 4(c) of the Supplement.

(b) No later than 2:00 p.m. New York time two Business Days prior to the Payoff Date, the Seller (or the Servicer on its behalf) shall request the Administrator to provide it with the Payoff Amount.

(c) Within one Business Day following receipt of the notice described in Section 2.2(b) hereof, the Administrator shall deliver to the Servicer, the Seller, and the Class A Purchaser a statement of the Payoff Amount and the calculation of the Payoff Amount and, in reasonable detail, the manner in which such amounts were determined.

(d) On the Payoff Date, the Seller shall cause the Servicer or its designee to transfer the Payoff Amount distributed on the Payoff Date to the Trustee for payment to the Administrator in immediately available funds.  Upon receipt by the Administrator of the Payoff Amount, the Administrator shall deliver the Investor Certificates representing the Class A Investor Interest (the “Class A Certificates”) to the Trustee for cancellation.

3.             REPRESENTATIONS AND WARRANTIES OF ADMINISTRATOR AND CLASS A PURCHASER

SECTION 3.1 Absence of Liens.  Each of the Administrator and the Class A Purchaser represents and warrants to the Servicer, the Seller and the Trustee that at the time of delivery of the Class A Certificates to the Trustee described in Section 2.2(d), the Class A Certificates shall not be subject to any lien, pledge or encumbrance created by the Administrator or the Class A Purchaser.

4.             CONDITION PRECEDENT

SECTION 4.1 Consummation of the Accounts Purchase Agreement.  It shall be a condition precedent to requirement to transfer the Payoff Amount under Section 2.2(d) hereof that the transactions contemplated by the Accounts Purchase Agreement be consummated on the Payoff Date.  If the Servicer does not timely pay the Payoff Amount to the Administrator on the Payoff Date as required by Section 2.2(d) and the other provisions hereof, then the Seller shall cause the Servicer to make an additional payment equal to the interest on the delinquent and unpaid Payoff Amount (or any applicable portion thereof) from the date such payment was due until either (i) such amount is paid in full or (ii) the Business Day following the first Business Day on which the Servicer shall have irrevocably notified the Administrator that the transactions contemplated by the Accounts Purchase Agreement will not be consummated, in either case at a rate equal to the Class A Purchaser’s cost of funds as determined in a commercially reasonable manner by the Administrator and certified to the Servicer.  For the avoidance of doubt, if the transactions contemplated by the Accounts Purchase Agreement are not consummated, the Payoff Amount shall not be due.

5.             MISCELLANEOUS

SECTION 5.1 Further Assurances.  Each of the Class A Purchaser and the Administrator agrees, at the Seller’s expense, to promptly execute and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Seller may reasonably request, to carry out the terms of the Agreement.

SECTION 5.2 Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 5.3 No Petition.  (a)  The Seller, the Servicer, the Trustee, the Class B Purchaser, the Class A Purchaser and the Administrator, by entering into this Agreement, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificates, this Agreement, the Certificate Purchase Agreement or the Supplement.

(b) The Servicer, the Trustee, the Class A Purchaser and the Administrator hereby covenant and agree that they will not at any time institute against the Seller, or join in any institution against the Seller of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificates, this Agreement, the Certificate Purchase Agreement or the Supplement.

SECTION 5.4 Costs, Expenses and Taxes.  The Seller agrees to pay on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement and the other related documents, including, without limitation, reasonable attorney fees and expenses for the Administrator and Class A Purchaser.

SECTION 5.5 Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the parties have caused this Series 1999-2 Payoff and Release Agreement to be signed by their duly authorized officers as of the date set forth on the cover page of this Agreement.

SPIRIT OF AMERICA, INC., as the Servicer

By:
Name: Eric M. Specter
Title: President

CHARMING SHOPPES RECEIVABLES CORP., as the Seller and Class B Purchaser

By:
Name: Eric M. Specter
Title: President

CLIPPER RECEIVABLES COMPANY, LLC, as the Class A Purchaser

By:
Name:
Title:

STATE STREET BANK AND TRUST COMPANY, as Administrator for the Class A Purchaser

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as the Trustee for CHARMING SHOPPES MASTER TRUST

By:
Name:
Title: